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                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-08737 of Cox Radio, Inc. of our report dated July 19, 1996 (relating to the financial statements of Infinity Holdings Corp. of Orlando), appearing in the Prospectus, which is part of this Registration Statement.


     We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          DELOITTE & TOUCHE LLP


Atlanta, Georgia

August 27, 1996